Guaranty Federal Bancshares

Subordinated Notes Offering Presentation

NASDAQ: GFED

July 2020

Offering Disclaimers

Forward-Looking Statements

The confidential presentation (this "Presentation") may contain forward-looking comments. Such comments are based upon the information currently available to management of Guaranty Federal Bancshares, Inc. (the "Company", "we", "our", or "us") and management's perception thereof as of the date of this Presentation. When used in this Presentation, words such as "anticipates," "estimates," "believes," "expects," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Such statements are subject to risks and uncertainties. The following factors or combination of factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the real estate values and the local economies in which the Company conducts operations; (ii) effects of the coronavirus pandemic (COVID-19) on our Company, the communities where we have our branches, the state of Missouri and the United States, related to the economy and overall financial stability; (iii) insufficient provisions for loan losses could reduce earnings for several periods until acceptable levels are reached; (iv) new accounting standards for calculating loan loss reserves may have a material adverse impact on our financial condition; (v) merger or acquisition activity may not produce anticipated results; (vi) changes in portfolio composition; (vii) a decrease in cash flows from our investment portfolio may adversely affect our liquidity; (viii) changes in management strategy; (ix) increased competition from both bank and non-bank companies, the impact of recent and potential future changes in the laws, rules, regulations, interpretations and policies relating to financial institutions, accounting, insurance, tax, monetary and fiscal matters and their application by our regulators; (x) the effects of, and changes in, trade, monetary and fiscal policies and laws, changes in interest rates including negative interest rates; (xi) changes in LIBOR including the impact of the possible elimination of LIBOR and resultant transition to a new benchmark; (xii) the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; (xiii) asset quality deterioration; (xiv) environmental liability associated with real estate collateral; (xv) technological changes and cybersecurity risks; (xvi) employee retention; (xvii) the success of the Company at managing the risks resulting from these factors; and (xviii) the factors set forth in reports and other documents filed by the Company with the Securities and Exchange Commission (the "SEC") from time to time, including the risk factors described under Part II, Item 1A. of the Company's Quarterly Report on Form 10-Q for the quarter ended March 30, 2020 and Item 1A. of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The forward-looking statements are based upon management's beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this Presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Potential investors should not rely on forward-looking statements as predictions of future performance.

Offering Disclaimers (*cont.*)

Notice to Recipients

This Presentation has been prepared solely for general informational purposes by the Company and is being furnished solely for use by prospective participants in considering participation in the proposed offering (the "Offering") of subordinated notes by the Company (the "Securities"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Offering.

Investment in the Securities offered hereunder involves a high degree of risk and is suitable only for persons of substantial means who have no need for liquidity from this investment and who are able to bear the economic risks of the investment, including total loss. You should carefully consider the risk factors related to this Offering provided supplementally by the Company. There is no public market for the Securities and no public market will develop as a result of this Offering.

The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the SEC, the FDIC, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense.

The offer to invest in the Securities and the sale thereof has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor under any state securities act. The Securities are being offered and sold in reliance on exemptions from the registration requirements of such acts. Therefore, the Securities may not be sold or transferred absent an exemption from registration under the 1933 Act and under applicable state securities law. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any subscription in whole or in part.

The Company has authorized Performance Trust Capital Partners, LLC to act as its placement agent in the Offering.

The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company, including the merits and risks involved. The information and data contained herein are not a substitute for a recipient's independent evaluation and analysis.

In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a subordinated note purchase agreement (the "Purchase Agreement"), the Purchase Agreement shall control.

You will be given the opportunity to ask questions of and receive answers from Company representatives concerning its business and the terms and conditions of the Offering. The Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities.

Terms of the Offered Securities

Issuer:	Guaranty Federal Bancshares, Inc., the holding company of Guaranty Bank (the "Bank")
Security:	Subordinated Debt
Principal Amount:	$15 million
Term:	10-year, no-call 5-year
Coupon:	Fixed [X]% for 5 years Floating at SOFR + [X]% thereafter
Optional Redemption:	Redeemable at par beginning 5 years after issuance in 2025
Credit Rating:	None
Regulatory Capital:	Structured consistent with requirements for Tier 2 capital treatment at the holding company
Use of Proceeds:	In addition to supplementing capital ratios, the Company plans to retire an existing senior-term loan
Expected Pricing Date:	July 2020
Sole Placement Agent:	Performance Trust Capital Partners, LLC

Pro Forma Capital Structure and Regulatory Capital Ratios

Note: For illustrative purposes, Bank capital ratios assumes out of the $15 million proceeds raised, $3.0 million is down-streamed to the Bank after the $11.2 million senior term loan is retired.



At March 31, 2020
$81,309
$15,465
$11,200 (1)
$8,049
Pro Forma
$81,309
$15,465
$15,000
$8,049
Common Equity Tier 1 Capital
Senior Term Loan
ALLL
Trust Preferred
New Subordinated Debt

3/31/20 - UNAUDITED

(Dollars in thousands)

Consolidated Pro Forma Regulatory Capital	Actual 03/31/20	Sub Debt Adj.	Pro Forma
Common Equity Before Adjustments	$ 83,763	$ -	$ 83,763
Less: Goodwill Net of DTLs	3,644	–	3,644
Less: AOCI - Unrealized Gains	(1,190)	–	(1,190)
Common Equity Tier 1 Capital Pre-Deductions	81,309	-	81,309
Additional Tier 1 Capital	15,465	–	15,465
Total Tier 1 Capital	$ 96,774		$ 96,774
Tier 2 Capital Instruments	$ -	$ 15,000	$ 15,000
ALLL Includable in Tier 2 Capital	8,049	–	8,049
Total Tier 2 Capital	8,049	15,000	23,049
Total Capital	$ 104,823		$ 119,823
Average Total Consolidated Assets	1,022,909	3,800	1,026,709
Less: Deductions from CET1 and Additional T1	3,913	–	3,913
Less: Other Deductions from Leverage Ratio	–	–	–
Total Assets for Leverage Ratio	1,018,996		1,022,796
Total Risk-Weighted Assets	845,453	760	846,213
Common Equity Tier 1 Ratio	**9.62%**		**9.61%**
Leverage Ratio	**9.50%**		**9.46%**
Tier 1 Risk-Based Ratio	**11.45%**		**11.44%**
Total Risk-Based Capital Ratio	**12.40%**		**14.16%**

Bank Level Pro Forma Regulatory Capital	Actual 03/31/20	Sub Debt Adj.	Pro Forma
Common Equity Before Adjustments	$ 107,101	$ 3,000	$ 110,101
Less: Goodwill & Intangible Assets Net of DTLs	3,644	–	3,644
Less: AOCI - Unrealized Gains	(1,190)	–	(1,190)
Common Equity Tier 1 Capital	104,647	3,000	107,647
Additional Tier 1 Capital	–		–
Total Tier 1 Capital	$ 104,647		$ 107,647
Tier 2 Capital Instruments	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	8,049	–	8,049
Total Tier 2 Capital	8,049		8,049
Total Capital	$ 112,696		$ 115,696
Average Total Assets	1,022,909	3,000	1,025,909
Less: Deductions from CET1 and Additional T1	3,913	–	3,913
Less: Other Deductions from Leverage Ratio	–	–	–
Total Assets for Leverage Ratio	1,018,996		1,021,996
Total Risk-Weighted Assets	845,453	600	846,053
Common Equity Tier 1 Ratio	**12.38%**		**12.72%**
Leverage Ratio	**10.27%**		**10.53%**
Tier 1 Risk-Based Ratio	**12.38%**		**12.72%**
Total Risk-Based Capital Ratio	**13.33%**		**13.67%**
CRE Concentration	287.6%		280.2%

Guaranty Federal Bancshares

Source: S&P Global Market Intelligence

(1) Senior term loan does not count towards tier 1 or tier 2 regulatory capital

Notes: Invested proceeds from $15.0MM capital raise assumed to have 20% risk-weighting
Senior term loan of $11.2MM retired with proceeds from newly issued sub debt
2019 year-end risk-weighted assets used, 3/31/20 not available from call report data

Interest Coverage and Double Leverage

($ in thousands)

Interest Coverage		2019A	2020E
	Consolidated Pre-Tax Earnings		***Q1 '20 Annualized***
	Consolidated Pre-Tax Income Excluding Securities Gains (1)	11,008	9,940
	BHC Interest Expense on Existing Debt	1,341	1,341
A	**Pre-Tax Earnings Before BHC Debt Interest Expense**	**12,349**	**11,281**
	BHC Debt Interest Expense		
	Interest Expense - New Sub Debt at 5.25%	788	788
	Interest Expense - New Sub Debt at 5.50%	825	825
	Interest Expense - New Sub Debt at 5.75%	863	863
B	Total Interest Expense - New Sub Debt @ 5.25% & TruPS	1,758	1,758
C	Total Interest Expense - New Sub Debt @ 5.50% & TruPS	1,795	1,795
D	Total Interest Expense - New Sub Debt @ 5.75% & TruPS	1,833	1,833
	Pro Forma Interest Coverage - A / B	**7.0x**	**6.4x**
	Pro Forma Interest Coverage - A / C	**6.9x**	**6.3x**
	Pro Forma Interest Coverage - A / D	**6.7x**	**6.2x**

Pro Forma Debt / Equity and Double Leverage	MRQ Actual	Pro Forma
Consolidated Equity (2)	$83,763	$83,763
Senior Term Loan	11,200	–
Trust I & II Debentures (3)	15,465	15,465
Newly Issued Subordinated Debt	–	15,000
Debt / Equity	**31.8%**	**36.4%**
Debt / Equity (ex. AOCI)	**31.3%**	**35.7%**
Bank Equity (4)	$107,101	$110,101
Double Leverage Ratio	**127.9%**	**131.4%**
Tier 1 Capital Double Leverage Ratio	**128.6%**	**132.3%**

Source: Company documents, S&P Global Market Intelligence

(1) Consolidated pre-tax income excludes $90k in realized securities gains for 2019; 2020E pro forma assumes no earnings growth from capital raise

(2) Consolidated equity as of March 31, 2020

(3) Existing $15.465MM of TruPS

(4) Assumes $3MM from new sub debt issuance are down-streamed to the bank level as common equity

Investment Highlights

Experienced Management Team

- Senior management has decades of experience in the community banking industry
    - The CEO, CFO and COO have greater than 25 years of financial services experience and graduated from universities within Missouri
- **Shaun Burke, CEO of Guaranty Federal Bancshares, Inc., is a well-respected figure in the Missouri banking community**
    - During 2018 and 2019, Shaun served as the Chairman of the Board for the Missouri Bankers Association
    - In March 2016, he was appointed to the Federal Reserve Bank of St. Louis' Community Depository Institutions Advisory Council
- **Castle Creek Capital LLC has position on the board; As of March 31, 2020 holds 918,804 shares, which represents a 21.05% stake in the Company**

Strong Profitability Metrics

- **Solid performance with an average Core ROAA for the five years ended December 31, 2019 of 0.93%**
- **Exceptionally low net noninterest expense as a percentage of average assets – 1.84% for the quarter ended March 31, 2020 (annualized)**
- The Company has maintained an efficiency ratio below 70.0% since 2016; Efficiency ratio of 68.3% as of March 31, 2020

Diversified Loan Portfolio & Enhanced Asset Quality

- The Bank's portfolio is varied among asset concentrations and boasts a yield on loans of 5.21% for the quarter ended March 31, 2020
- A clear trend of improved asset quality figures exhibited in the Bank's 22% reduction ($3.1MM) in nonperforming loans since 2016

Consistently Well-Capitalized

- **Guaranty Bank has repeatedly remained above "well-capitalized" levels as defined by the FDIC**
- Strong Bank tier 1 leverage ratio consistently above 10.0%
- The Bank has positioned itself to be well-suited in economic downturns with excess capital
    - A strong capital position has given the Bank **insurance** and **optionality**, as it pertains to the future of the institution

Focus on Meaningful Expansion

- Moderated balance sheet growth over the past 4 years; Total asset CAGR of 13.1% since 2016
- Deposit market share presence in 4 different counties throughout Southwestern Missouri; Top 10 deposit market share in each county

Source: S&P Global Market Intelligence; Company provided documents

Guaranty Federal Bancshares | *Overview*

Corporate Overview

- 16 full-service branches in Southwest Missouri
- 32,000+ MoneyPass & TransFund ATMs
- Loan Production Office in Marshfield, Missouri
- New HQ and "Branch of the Future" in Springfield, Missouri opened November 2017
- Acquired Hometown Bancshares, Inc. (Carthage/Joplin, Missouri) in Q2 2018 adding $180MM in assets
- Ameriprise Financial Services partnership launched in 2019
- 225 Employees

Branch Map



MISSOURI
Iola
Fort Scott
Nevada
Bolivar
Lebanon
Rolla
Independence
Joplin
Springfield
Houston
Bartlesville
Miami
Neosho
Mark Twain National Forest
Ava
West Plains
Vinita
Bentonville
Mountain Home
Pocahontas
Tulsa
Harrison
Fayetteville
Guaranty Bank (16)



Joplin
Springfield
BRANCH LOCATIONS
Springfield
Nixa
Ozark
Joplin
Branch Locations

Guaranty Federal Bancshares, Inc. | GAAP Financials

(dollars shown in thousands)	2017	2018	2019	2020 Q1
Total Assets	$794,460	$965,138	$1,012,025	$1,027,632
Gross Loans HFI	636,712	786,294	728,340	729,112
Total Deposits	607,364	749,619	821,407	849,536
Total Equity	74,891	80,479	84,632	83,763
Loans / Deposits	104.8	104.9	88.7	85.8
NPAs / Assets[(1)]	1.97	2.03	1.09	1.17
NIM	3.28	3.76	3.46	3.23
ROAA	0.69	0.77	0.96	0.82
ROAE	6.99	9.35	11.26	9.79

Source: S&P Global Market Intelligence

Source: S&P Global Market Intelligence; Company provided documents
(1) Regulatory bank-level data shown

Guaranty Federal Bancshares | Company History

- Guaranty Savings and Loan Association opened in Springfield, Missouri in 1913
- In 1935, the Bank converted to a federal charter and changed its name to Guaranty Federal Savings and Loan Association
- In 1995, Association members approved the plan to reorganize and issue stock in connection with the formation of a Mutual Holding Company (MHC)



Completed mutual-to-stock conversion
Acquired 4 banking centers from Commercial Federal Corp. in Springfield, MO
Converted from federal savings bank to state bank
Shaun Burke named CEO & Carter Peters named CFO of GFED
CCO Sheri Biser joined GFED in 2009
COO Robin Robeson joined GFED in 2012
Completed $17.2MM Common Stock Offering in March 2014
Acquired Hometown Bancshares (Carthage, MO) in June 2018
$1,400
$1,200
$1,000
$800
$600
$400
$200
–
18
16
14
12
10
8
6
4
2
–
$199
$260
$313
$342
$374
$375
$387
$441
$481
$525
$566
$676
$738
$683
$649
$660
$620
$628
$653
$688
$794
$965
$1,012
$1,027
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q1
Assets ($M)
Branches

Source: S&P Global Market Intelligence; Company provided documents

Guaranty Federal Bancshares

Guaranty Federal Bancshares | *Springfield, MO Market Overview*

Springfield Overview

- Attractive banking market with low unemployment rate and a diversified and stable economy
- Major components of economy are service industries, education, healthcare, retail industries and light manufacturing
- Regional healthcare hub for surrounding markets with two large regional hospitals
- Home of Missouri State University and four accredited colleges with combined enrollment of over 45,000
- Branson is located approximately 30 miles south of Springfield, and attracts between seven and eight million tourists each year, many of whom pass through Springfield

Location	Total Pop. 2020	Pop. Change 2010-2020	Median HH Income 2020
United States	330,342,293	7.0%	$66,010
Missouri	6,151,379	2.7%	$59,024
MSA Springfield, MO	**472,848**	**8.3%**	**$52,195**

(1)

Unemployment(2)



17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
3.0%
1.0%
Apr-07
Apr-08
Apr-09
Apr-10
Apr-11
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Apr-18
Apr-19
Apr-20
Springfield
Missouri
United States
14.7%
9.7%
9.1%

Top Employers in Springfield, MO



- Mercy Health System
- CoxHealth
- Walmart Stores
- Springfield Public Schools
- Bass Pro Shops / Tracker Marine
- United States Government
- State of Missouri
- Missouri State University
- Citizens Memorial Healthcare
- City of Springfield
- SRC Holdings
- O'Reilly Auto Parts
- Chase Card Services
- Prime, Inc.

(1) Source: S&P Global Market Intelligence; U.S. Census Data
Data as of April 2020

(2) Source: BLS.gov
Data as of April 2020

Guaranty Federal Bancshares | *Joplin, MO Market Overview*

Joplin Overview

- Attractive banking market that is the commercial, medical and cultural hub of a four-state region providing services for more than eight times its population
- A highly diversified manufacturing base provides almost 23% of the area jobs
- As a regional healthcare hub, Joplin employs more than 4,000 people in the health care profession
- Home of Missouri Southern State University
- Joplin's daily population swells to over 200,000 with visitors who work, shop and enjoy the attractions the city offers

Location	Total Pop. 2020	Pop. Change 2010-2020	Median HH Income 2020
United States	330,342,293	7.0%	$66,010
Missouri	6,151,379	2.7%	$59,024
MSA Joplin, MO	**179,877**	**2.5%**	**$52,096** (1)

Unemployment(2)



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
Apr-07
Apr-08
Apr-09
Apr-10
Apr-11
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Apr-18
Apr-19
Apr-20
Joplin
Missouri
United States
14.7%
9.7%
10.1%

Top Employers in Joplin, MO



- Freeman Health System
- Con-way Truckload
- Mercy Hospital Joplin
- Joplin School District
- Eagle-Picher
- Walmart
- Systems & Service Technologies
- Missouri Southern State University
- AT&T Mobility
- Tamko
- Aegis
- City of Joplin
- General Mills



WELCOME TO JOPLIN
66

(1) Source: S&P Global Market Intelligence; U.S. Census Data
Data as of April 2020

(2) Source: BLS.gov
Data as of April 2020

Experienced Management Team

Experienced Management Team | *Key Biographies*



Shaun A. Burke
President, CEO & Director



Carter M. Peters
Executive VP & CFO



Robin E. Robeson
Executive VP & COO



Craig Dunn
Executive VP & CBBO



Sheri D. Biser
Executive VP & CCO

Name	Title	Age	Biography
Shaun A. Burke	President, CEO & Director	56	Shaun A. Burke joined the Bank in March 2004 as President and Chief Executive Officer and was appointed President and Chief Executive Officer of the Company on February 28, 2005. He has over 35 years of banking experience. Mr. Burke received a Bachelor of Science Degree in Finance from Missouri State University and is a graduate of the Graduate School of Banking of Colorado. Mr. Burke served as Chairman of the Board of the Missouri Bankers Association in 2018/2019 and previously served as Chairman of the Legislative Affairs Committee and Chairman of the Audit Committee. In 2019 he was appointed to the Government Relations Council of the American Bankers Association and previously served on the Community Bankers Council from 2014 to 2017. In March 2016, he was appointed to the Federal Reserve Bank of St. Louis' Community Depository Institutions Advisory Council and served a three-year term ending in 2018. From 2012 to 2014, he was a Board Member of the Springfield Area Chamber of Commerce serving as Vice Chairman of Economic Development in 2014. From 2009 through 2014, he was a Board Member of the Springfield Business Development Corporation, the economic development subsidiary of the Springfield Area Chamber of Commerce serving as President in 2012. He is also a past Member of the United Way Allocations and Agency Relations Executive Committee, Salvation Army Board and Big Brothers Big Sisters Board.
Carter M. Peters	Executive VP & CFO	50	Carter M. Peters is Executive Vice President and Chief Financial Officer of the Bank and the Company. Mr. Peters has over 27 years of experience in the financial services and public accounting industries. Prior to joining the Company in August 2005, Mr. Peters served as the Chief Financial Officer of Southern Missouri Bank for approximately two years and was employed by BKD, LLP, a certified public accounting and advisory firm, for eleven years. He is a Certified Public Accountant with a Bachelor of Science Degree in Accounting from Missouri State University. He is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants. Mr. Peters has been recognized by the Springfield Business Journal as a "40 Under 40" honoree. He has served several not-for-profit organizations, including past Chairman of the Southwest Missouri Regional Board of the Make-A-Wish Foundation of Missouri, as well as the Missouri Bankers Association.
Robin E. Robeson	Executive VP & COO	53	Robin E. Robeson is Executive Vice President and Chief Operating Officer of the Bank. She joined the Bank in July 2012. Ms. Robeson has over 30 years of experience in the financial services industry and three years of executive management experience in the technology industry. She has a Bachelor of Art Degree in Communication from the University of Missouri and was awarded the Certified Trust & Financial Advisor (CTFA) professional designation from the Institute of Certified Bankers. She serves as a Board Member for CoxHealth and the Springfield Business and Development Corporation and is Chairman for the Springfield Area Chamber of Commerce. She previously served as board Vice Chairman for City Utilities of Springfield, as Past President of the Big Brothers/Big Sisters of the Ozarks and Rotary Club of Springfield boards and as a member of the Ozarks Transportation Organization board. She is a graduate of Leadership Springfield Class XIII, and has been recognized by the Springfield Business Journal as one of the "20 Most Influential Women in Business" and been named a "40 Under 40" honoree.
Craig Dunn	Executive VP & CBBO	49	Craig Dunn joined the Bank in April 2020 as Executive Vice President and Chief Commercial Banking Officer. He has nearly 30 years of banking experience, beginning his career at FCS Financial as a credit analyst and loan officer. In 1996 he joined Empire Bank as an area vice president in Fair Grove and in 2004 he joined Citizens National Bank as senior vice president/commercial lender. In 2010 he rejoined Empire Bank as senior vice president/commercial lender until he was named regional president of Bear State Bank in 2012. Most recently Dunn was president of Regent Bank in Springfield. Dunn holds a bachelor's degree from Missouri State University in Agricultural Economics and a Master's in Business Administration from Southwest Baptist University in Bolivar. He is also a graduate of the Graduate School of Banking in Madison, Wis.
Sheri D. Biser	Executive VP & CCO	56	Sheri D. Biser is Executive Vice President and Chief Credit Officer of the Bank. She joined the Bank in February 2009. Ms. Biser has over 30 years of banking experience. Prior to joining the Bank, Ms. Biser served as Chief Credit Officer of Metropolitan National Bank for nearly eight years and worked in credit administration for fourteen years at another financial institution. She received a Bachelor of Science Degree in Accounting from Fort Hays State University.

Source: S&P Global Market Intelligence; Company provided biographies

Experienced Management Team | *Strong Sponsorship*

Institutional Holder	Current Position (Shares)	Position Change Since Last Report	% of Shares Out.	Report Date As of	Manager Style
Castle Creek Capital LLC	**918,804**	-	**21.1**	**4/2/2020**	**Small Cap**
FJ Capital Management LLC	430,000	-	9.9	3/31/2020	Small Cap
AllianceBernstein LP	166,410	(4,183)	3.8	3/31/2020	Large Cap
Dimensional Fund Advisors LP	146,541	-	3.4	3/31/2020	Large Cap
John F. Griesemer (Independent Director)	130,192	11,307	3.0	4/2/2020	–
EJF Capital LLC	104,864	(186)	2.4	3/31/2020	Small Cap
Kurt D. Hellweg (Independent Director)	97,317	1,684	2.2	4/2/2020	–
Shaun A. Burke (President, CEO & Director)	66,996	12,075	1.5	4/2/2020	–
Vanguard Group Inc.	61,811	17,750	1.4	3/31/2020	Large Cap
Eidelman Virant Capital	50,785	(2,000)	1.2	3/31/2020	Large Cap
BHZ Capital Management LP	46,883	(9,749)	1.1	3/31/2020	Small Cap
Renaissance Technologies LLC	45,300	(729)	1.0	3/31/2020	Large Cap
Carter M. Peters (Executive VP & CFO)	34,100	296	0.8	5/5/2020	–
James L. Sivils III (Independent Director)	26,411	797	0.6	4/2/2020	–
James R. Batten (Independent Chairman)	25,366	797	0.6	4/2/2020	–
Timothy Rosenbury (Independent Director)	24,569	(4,203)	0.6	4/2/2020	–
Sheri D. Biser (EVP & Chief Credit Officer)	20,874	5,650	0.5	4/2/2020	–
Central Trust Co	19,580	-	0.5	3/31/2020	Large Cap
California Public Employees' Retirement System	18,316	(412)	0.4	3/31/2020	Large Cap
Robin E. Robeson (Executive VP & COO)	17,291	6,123	0.4	4/2/2020	–
Bridgeway Capital Management Inc.	15,856	-	0.4	3/31/2020	Large Cap
State Street Global Advisors Inc.	15,351	1,545	0.4	3/31/2020	Large Cap
Benjamin Partners	15,000	-	0.3	3/31/2020	Small Cap
Simmons Bank, Trust Division	11,300	-	0.3	3/31/2020	Large Cap
Northern Trust Global Investments	11,204	(102)	0.3	3/31/2020	Large Cap
Top 25 Ownership Holdings	**2,521,121**	**36,460**	**57.75**		

Source: S&P Global Market Intelligence

Guaranty Federal Bancshares

Strong Profitability Metrics

Strong Profitability Metrics | *Solid Profitability via Expense Controls*

Efficiency Ratio



Efficiency Ratio
Noninterest Expense / Avg. Assets
80.0%
70.0%
60.0%
50.0%
40.0%
5.0%
4.0%
3.0%
2.0%
1.0%
Efficiency Ratio
Noninterest Expense / Avg. Assets
66.1%
67.1%
63.1%
69.3%
68.2%
2.5%
2.6%
2.8%
2.8%
2.6%
2016Y
2017Y
2018Y
2019Y
2020Q1

ROAE & ROAA



ROAA
ROAE
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ROAE (%)
ROAA (%)
8.00%
6.99%
9.35%
11.26%
9.79%
0.83%
0.69%
0.77%
0.96%
0.82%
2016Y
2017Y
2018Y
2019Y
2020Q1

Source: S&P Global Market Intelligence

Strong Profitability Metrics | *Stable Net Interest Margin*

Net Interest Income (NII) and Net Interest Margin (NIM)

($ in thousands)



Net Interest Income
NIM
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$21,212
$23,354
$33,318
$31,691
$7,712
3.35%
3.28%
3.76%
3.46%
3.23%
2016Y
2017Y
2018Y
2019Y
2020Q1

Key Components of NII and NIM



Loan Yield
Securities Yield (FTE)
Cost of Funds
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.51%
4.50%
5.45%
5.41%
5.21%
2.29%
2.52%
2.51%
3.01%
3.01%
0.57%
0.77%
1.02%
1.21%
0.90%
2016Y
2017Y
2018Y
2019Y
2020Q1

Source: S&P Global Market Intelligence

Strong Profitability Metrics | *NIM vs. Net NIE / Avg. Assets*



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.86%
3.45%
3.48%
3.49%
3.41%
3.23%
2.18%
2.18%
2.04%
2.02%
2.08%
1.84%
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
Net Interest Margin
Net Noninterest Expense /AA

Net NIE / AA = (Noninterest Expense – Noninterest Income) / Avg. Assets

Source: S&P Global Market Intelligence

Strong Profitability Metrics | *Core Revenue Detail*

($ in thousands)



Net Interest Income
Noninterest Expense
Noninterest Income
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$25,888
$21,212
$4,676
$17,099
$28,853
$23,354
$5,499
$19,174
$40,239
$33,318
$6,921
$26,152 (1)
$38,942
$31,691
$7,251
$27,700
$9,790
$7,712
$2,078
$6,806
2016Y
2017Y
2018Y
2019Y
2020Q1

Source: S&P Global Market Intelligence

(1) Noninterest expense excludes $3.67 million of nonrecurring expense from Hometown Bancshares transaction

Guaranty Federal Bancshares

Strong Profitability Metrics | *Investment Portfolio Performance*

Asset Class Breakdown



Govt & Agency Secs 5.1%
State & Political Subdiv Secs 33.6%
ABS 6.6%
CMBS 6.2%
Other Securities 15.4%
RMBS 33.2%

Portfolio Management Statistics

- The securities portfolio, largely consisting of muni bonds and mortgage backed securities, has been managed effectively with a focus on strong returns and supplementing the rest of the balance sheet.
- The portfolio represents a significant source of potential liquidity with only approximately 5% of it pledged as of March 31, 2020
- Historical investment portfolio total returns (1):
  - 1 year: 4.14%
  - 3 year: 3.32%
  - 5 year: 2.50%
- Other portfolio information (2):
  - Yield / TE Yield: **2.97% / 3.12%**

Liquidity Sources

- In addition to deposits, the Bank has approximately **$194 million of readily available funding sources** to meet customer needs through the following sources(3):
  - Fed funds
  - FHLB funding
  - Line of credit

Guaranty Federal Bancshares

Source: S&P Global Market Intelligence

(1) Total return calculations based on Performance Trust Total Return calculations as of March 31, 2020. Past performance is not indicative of future returns.

(2) Other portfolio information based on securities portfolio as of March 31, 2020.

(3) As of March 31, 2020.

Consistently Well-Capitalized

Consistently Well-Capitalized | *Historical Regulatory Capital Ratios*


Tier 1 Leverage Ratio
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
12.5%
11.5%
10.6%
10.5%
10.3%
2016Y
2017Y
2018Y
2019Y
2020Q1


CET1 Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
12.2%
11.2%
10.5%
10.4%
10.1%
2016Y
2017Y
2018Y
2019Y
2020Q1


Tier 1 Risk Based Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
14.0%
12.5%
11.7%
12.4%
12.4%
2016Y
2017Y
2018Y
2019Y
2020Q1


Total Risk Based Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
15.0%
13.5%
12.6%
13.3%
13.3%
2016Y
2017Y
2018Y
2019Y
2020Q1

Source: S&P Global Market Intelligence

Note: 2019Y Risk-Weighted Assets used in 2020Q1 Tier 1 Risk Based and Total Risk Based Ratios

Diversified Loan Portfolio & Enhanced Asset Quality

Diversified Loan Portfolio | *Moderate Loan Growth Over Time*

Loan Trends



($ in millions)
$900
$800
$700
$600
$500
CAGR: 9.4%
$546
$639
$788
$731
$731
2016Y
2017Y
2018Y
2019Y
2020Q1

Loan Composition – Regulatory Classification



Ag. Prod. 1%
Other 1%
Farmland 5%
Multifamily 11%
1-4 Family 20%
Constr & Land Dev 10%
Owner Occ. CRE 16%
Consumer 1%
C&I 15%
Non Owner Occ. CRE 20%

Regulatory Loan Composition (in $000s)

	Balance	As a % of Total Capital
Construction & Land Development	$73,114	68.3%
Ag Prod	6,907	6.4%
Farmland	34,812	32.5%
Multifamily	82,549	77.1%
1-4 Family Residential	148,657	138.8%
Non-Owner Occupied CRE	147,062	137.3%
Commercial & Industrial	111,136	103.8%
Owner Occupied CRE	118,830	111.0%
Other Loans	2,830	2.6%
Consumer	5,196	4.9%
Total Loans	$731,093	

- **No single loan category exceeds 140% of total capital**
- **287.6% CRE Concentration**

Source: S&P Global Market Intelligence
Note: Loan composition as of March 31, 2020

Guaranty Federal Bancshares

Diversified Loan Portfolio | *Historical Loan Composition*

Guaranty Bank Loan Composition Since 2016

Loan Composition	12/31/2016 Balance	12/31/2016 % of Total	12/31/2017 Balance	12/31/2017 % of Total	12/31/2018 Balance	12/31/2018 % of Total	12/31/2019 Balance	12/31/2019 % of Total	03/31/2020 Balance	03/31/2020 % of Total
Construction	$29,820	5.5%	$52,850	8.3%	$66,628	8.5%	$57,969	7.9%	$73,114	10.0%
1-4 Family	122,790	22.5%	123,272	19.3%	155,943	19.8%	143,154	19.6%	148,657	20.4%
Multifamily	48,484	8.9%	85,225	13.3%	90,548	11.5%	87,448	12.0%	82,549	11.3%
Comm RE (Non Farm/Res)	237,447	43.5%	237,199	37.1%	277,839	35.3%	265,618	36.3%	265,892	36.5%
C&I	73,441	13.4%	91,629	14.3%	110,551	14.0%	106,958	14.6%	111,136	15.2%
Farm RE	12,133	2.2%	24,667	3.9%	45,083	5.7%	35,001	4.8%	34,812	4.8%
Agricultural	1,429	0.3%	2,160	0.3%	6,257	0.8%	6,937	0.9%	6,907	0.9%
Consumer	5,357	1.0%	6,369	1.0%	7,968	1.0%	5,412	0.7%	5,196	0.7%
Leases	0	0.0%	59	0.0%	217	0.0%	152	0.0%	138	0.0%
Other	15,299	2.8%	15,203	2.4%	26,777	3.4%	22,477	3.1%	711	0.1%
Total Loans & Leases (*Excl. HFS*)	**$546,200**	**100.0%**	**$638,633**	**100.0%**	**$787,811**	**100.0%**	**$731,126**	**100.0%**	**$729,112**	**100.0%**
Yield on 1-4 Family Loans	*4.30%*		*4.32%*		*4.68%*		*4.80%*		*5.00%*	
Yield on All Other RE Loans	*4.37%*		*4.06%*		*5.34%*		*5.17%*		*4.86%*	
Yield on Loans and Leases	***4.51%***		***4.50%***		***5.45%***		***5.41%***		***5.21%***	

Source: S&P Global Market Intelligence

Diversified Loan Portfolio | *Approved PPP Loan Totals*



646 Funded PPP SBA Loans with Anticipated Fee Income of $2,216,000
Loans ($000)
$55,600
$55,500
$55,400
$55,300
$55,200
$55,100
$55,000
Applications
700
690
680
670
660
650
640
630
620
$55,180
646
Applied
Approved
Funded
SBA Loan Amount
SBA Applications

Source: Company provided documents
Note: Data as of June 30, 2020

Guaranty Federal Bancshares

Diversified Loan Portfolio | *Loan Deferment Tracking Due to COVID-19*

Collateral Type	Loans Modified	Loans Modified ($000s)	Modification Amount by Type: Interest Only 3 Months or Less ($000s)	Interest Only 4 - 6 Months ($000s)	Full Payment Deferral 3 Months ($000s)	Full Payment Deferral 3 Months + Interest Only 3 Months ($000s)	Full Payment Deferral 4 - 6 Months ($000s)	Other ($000s)
Hotel / Motel	27	$59,411	$7,946	$2,655	$26,054	$22,144	$612	$0
Theatre	7	$24,997	$0	$0	$0	$24,997	$0	$0
Multifamily	24	$23,248	$3,014	$654	$2,732	$0	$16,847	$0
1-4 Family Investment	74	$20,350	$1,910	$8,703	$6,299	$3,157	$0	$281
Retail (C&I & RE)	20	$16,403	$110	$15,669	$0	$624	$0	$0
Office	12	$16,358	$0	$4,564	$1,205	$10,588	$0	$0
Warehouse	9	$10,211	$0	$8,750	$0	$1,461	$0	$0
Automotive / Transportation (C&I & RE)	17	$9,686	$0	$2,559	$6,840	$287	$0	$0
Restaurant (C&I & RE)	16	$5,798	$0	$3,733	$248	$1,817	$0	$0
Stock	1	$4,742	$0	$0	$0	$4,742	$0	$0
Land & Land Development	7	$2,770	$310	$648	$0	$532	$0	$1,280
Religious Organizations	3	$2,181	$145	$1,880	$0	$0	$0	$156
Agricultural / Farmland	3	$1,369	$0	$881	$0	$0	$0	$488
1-4 Family Consumer	8	$634	$0	$19	$583	$0	$0	$32
Other	23	$6,972	$1,353	$1,831	$793	$1,290	$1,540	$164
Total	**251**	**$205,129**	**$14,789**	**$52,548**	**$44,754**	**$71,639**	**$19,000**	**$2,400**

Source: Company provided documents
Note: Data as of June 30, 2020

Guaranty Federal Bancshares

Enhanced Asset Quality | *Downward Trend of Nonperforming Assets Since 2010*



NPAs/Assets
Reserves/Loans
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
Great Recession
2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020 Q1
1.66% 0.82% 0.11% 0.19% 0.24% 0.15% 0.56% 1.42% 4.90% 5.57% 4.91% 4.39% 3.29% 3.18% 1.35% 2.47% 2.45% 1.97% 2.03% 1.09% 1.17%
0.80% 0.76% 0.80% 1.16% 1.14% 1.22% 1.19% 1.14% 2.91% 2.59% 2.53% 2.15% 1.83% 1.65% 1.33% 1.17% 1.05% 1.11% 1.01% 1.04% 1.10%
NPAs/Assets
Reserves/Loans

Source: S&P Global Market Intelligence

Enhanced Asset Quality | *Non-Performing Assets as of March 31, 2020*

Commentary

- Since 2015, the Bank has decreased year-end NPAs / Assets ratio from 2.47% in 2015 to 1.09% in 2019

***Asset Quality Detail as of March 31, 2020*:**

- **Total non-accrual loans** of $11,141,000
- **Non-accrual loans to loans** of 1.52%
- **Non-accrual loans to total assets** of 1.09%
- **No restructured loans** (TDRs)
- **OREO** of $869,000
- **OREO to total assets** of 0.08%

Non-Accrual Loans by Type


Consumer 0%
Farm 5%
1-4 Family 21%
Constr & Land Dev 40%
Owner Occ. CRE 24%
C & I 10%
Non-Owner Occ. CRE 0%

Source: S&P Global Market Intelligence

Enhanced Asset Quality | *Regulatory Asset Quality Information*

NPLs / Loans



4.00%
3.00%
2.00%
1.00%
0.00%
2.60%
2.42%
2.34%
1.37%
1.52%
2016Y
2017Y
2018Y
2019Y
2020Q1

NCOs / Avg. Loans



0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.28%
0.06%
0.05%
0.08%
0.03%
2016Y
2017Y
2018Y
2019Y
2020Q1

Loan Loss Reserves / NPLs (1)



500%
400%
300%
200%
100%
0%
40%
46%
43%
76%
72%
2016Y
2017Y
2018Y
2019Y
2020Q1

Loan Loss Reserves / Total Loans



1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
1.06%
1.12%
1.02%
1.04%
1.10%
2016Y
2017Y
2018Y
2019Y
2020Q1

Guaranty Federal Bancshares

Source: S&P Global Market Intelligence; regulatory asset quality information

(1) Non-performing loans ("NPLs") include performing troubled debt restructured loans

Focus on Meaningful Expansion

Focus on Meaningful Expansion | *Balance Sheet Growth*

Total Assets



($ in millions)
CAGR: 13.1%
$1,100
$1,000
$900
$800
$700
$600
$688
$794
$965
$1,012
$1,028
2016Y
2017Y
2018Y
2019Y
2020Q1

Total Loans



($ in millions)
CAGR: 9.4%
$900
$800
$700
$600
$500
$400
$544
$637
$786
$728
$729
2016Y
2017Y
2018Y
2019Y
2020Q1

Total Deposits



($ in millions)
CAGR: 17.3%
$1,000
$900
$800
$700
$600
$500
$400
$505
$607
$750
$821
$850
2016Y
2017Y
2018Y
2019Y
2020Q1

Total Equity



($ in millions)
CAGR: 5.7%
$100
$90
$80
$70
$60
$70
$75
$80
$85
$84
2016Y
2017Y
2018Y
2019Y
2020Q1

Source: S&P Global Market Intelligence

Guaranty Federal Bancshares

Focus on Meaningful Expansion | *Deposit Composition*

Deposit Composition



Jumbo CDs 4%
Retail CDs 19%
Transaction Accts 9%
Money Market Deposits 23%
Other Savings 45%

Deposit Growth



($ in millions)
$900
$800
$700
$600
$500
$400
CAGR: 17.3%
$507
$609
$752
$823
$852
2016Y
2017Y
2018Y
2019Y
2020Q1

Retail CD Maturity / Repricing Schedule (in $000s):

<= 3 Months	12,717
3-12 Months	6,668
1-3 Years	150
> 3 Years	68,000

Source: S&P Global Market Intelligence; Deposit composition as of March 31, 2020

Focus on Meaningful Expansion | *Strong Deposit Market Share Presence*

Greene County, MO

2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Great Southern Bancorp Inc. (MO)	16	1,634,420	19.21%
2	Commerce Bancshares Inc. (MO)	8	1,028,000	12.08%
3	Central Bancompany Inc. (MO)	15	895,938	10.53%
4	**Guaranty Federal Bcshs Inc. (MO)**	**7**	**584,359**	**6.87%**
5	Bank of America Corporation (NC)	4	569,446	6.69%
6	QCR Holdings Inc. (IL)	1	471,340	5.54%
7	OakStar Bancshares Inc. (MO)	2	463,574	5.45%
8	JamesMark Bancshares Inc. (MO)	4	369,156	4.34%
9	Simmons First National Corp. (AR)	6	325,932	3.83%
10	U.S. Bancorp (MN)	7	309,412	3.64%
Total For Institutions In Market		121	8,506,748	

Jasper County, MO

2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Southwest Missouri Bncp Inc. (MO)	7	445,133	23.81%
2	Arvest Bank Group Inc. (AR)	8	299,666	16.03%
3	U.S. Bancorp (MN)	5	249,955	13.37%
4	Commerce Bancshares Inc. (MO)	3	181,717	9.72%
5	UMB Financial Corp. (MO)	2	156,439	8.37%
6	Pinnacle Bancorp Inc. (NE)	5	155,896	8.34%
7	**Guaranty Federal Bcshs Inc. (MO)**	**5**	**117,479**	**6.28%**
8	Simmons First National Corp. (AR)	3	105,202	5.63%
9	Mid-Missouri Bancshares Inc. (MO)	4	68,663	3.67%
10	Community Bancshares Inc. (MO)	4	42,616	2.28%
Total For Institutions In Market		51	1,869,776	

Christian County, MO

2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Ozark Bank (MO)	4	211,684	19.15%
2	Central Bancompany Inc. (MO)	5	206,556	18.69%
3	Southern Missouri Bancorp Inc. (MO)	5	142,104	12.86%
4	Great Southern Bancorp Inc. (MO)	4	102,889	9.31%
5	Commerce Bancshares Inc. (MO)	2	90,974	8.23%
6	**Guaranty Federal Bcshs Inc. (MO)**	**3**	**73,463**	**6.65%**
7	Simmons First National Corp. (AR)	2	64,406	5.83%
8	Reliable Community Bcshs Inc. (MO)	2	62,543	5.66%
9	Ozarks Heritage Finl Grp Inc (MO)	1	45,302	4.10%
10	First Miami Bancshares Inc. (OK)	1	35,170	3.18%
Total For Institutions In Market		33	1,105,121	

Newton County, MO

2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Southwest Missouri Bncp Inc. (MO)	4	196,603	20.23%
2	Community Bancshares Inc. (MO)	8	181,185	18.64%
3	PBS Bancshares Inc. (MO)	2	161,152	16.58%
4	Arvest Bank Group Inc. (AR)	3	160,159	16.48%
5	Great Southern Bancorp Inc. (MO)	2	81,524	8.39%
6	First Community Bcshs Inc. (AR)	2	78,055	8.03%
7	U.S. Bancorp (MN)	2	52,541	5.41%
8	**Guaranty Federal Bcshs Inc. (MO)**	**1**	**29,197**	**3.00%**
9	Mid-Missouri Bancshares Inc. (MO)	1	25,792	2.65%
10	Pinnacle Bancorp Inc. (NE)	1	5,611	0.58%
Total For Institutions In Market		26	971,819	

Source: S&P Global Market Intelligence; Deposit information as of June 30, 2019

Focus on Meaningful Expansion | *Balanced Interest Rate Risk Profile*

Net Interest Income Sensitivity Profile

Interest Rate Scenario - SHOCKED	-400	-300	-200	-100	Base	+100	+200	+300	+400
Year 1: Net Interest Income @ Risk	-14.08%	-8.99%	-2.95%	1.94%	6.26%	8.89%	11.63%	14.05%	16.25%
Year 2: Net Interest Income @ Risk	-34.78%	-24.18%	-12.82%	-2.82%	5.74%	11.74%	17.72%	23.22%	28.26%

Market Value of Equity Sensitivity Profile

Interest Rate Scenario - SHOCKED	-400	-300	-200	-100	Base	+100	+200	+300	+400
Change in MVE (%)	10.36%	10.23%	10.00%	8.82%	9.20%	10.65%	11.80%	12.66%	13.31%

Source: Company provided documents; ALCO Report - March 31, 2020

Appendix

Appendix | *Bank Regulatory Financial Highlights*

	For the Years Ended:				For the Quarters Ended:				12/31/2016 3/31/2020 CAGR
	12/31/2016	12/31/2017	12/31/2018	12/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	
Balance Sheet									
Total Assets ($000)	687,852	799,815	964,540	1,010,051	976,045	1,014,818	1,010,051	1,025,137	13.1%
Total Net Loans ($000)	546,200	638,633	787,811	731,126	760,776	752,525	731,126	731,093	9.4%
Total Deposits ($000)	507,458	608,773	751,941	823,399	804,498	842,672	823,399	852,173	17.3%
Tangible Equity ($000)	83,946	89,320	100,371	104,742	103,927	103,224	104,742	103,457	
Loans / Deposits (%)	107.6	104.9	104.8	88.8	94.6	89.3	88.8	85.8	
(Cash + Securities)/ Assets (%)	14.8	14.9	12.6	20.9	15.2	19.0	20.9	22.2	
TE / TA (%)	12.2	11.2	10.5	10.4	10.7	10.2	10.4	10.1	
TCE / TA (%)	12.2	11.2	10.5	10.4	10.7	10.2	10.4	10.1	
Total Risk-Based Capital Ratio (%)	15.0	13.5	12.6	13.3	12.5	13.0	13.3	13.3	
Profitability									
Net Income ($000)	6,620	6,238	10,751	11,454	2,983	3,070	2,761	2,542	
ROAA (%)	0.98	0.83	1.23	1.17	1.23	1.23	1.10	0.99	
ROAE (%)	8.08	7.16	11.36	10.69	11.11	11.42	10.24	9.43	
ROATCE (%)	8.08	7.16	11.79	11.11	11.55	11.86	10.62	9.77	
Net Interest Margin (%)	3.43	3.36	4.00	3.60	3.64	3.62	3.55	3.37	
Efficiency Ratio (%)	60.4	61.4	61.5	64.8	63.8	63.3	66.2	64.2	
Noninterest Inc/ Operating Rev (%)	18.0	19.3	16.0	17.6	18.5	18.7	16.7	20.6	
Noninterest Exp/ AA (%)	2.4	2.5	2.8	2.7	2.7	2.6	2.6	2.6	
Asset Quality (%)									
NPLs / Loans (%)	2.6	2.4	2.3	1.4	2.2	2.1	1.4	1.5	
NPAs / Assets (%)	2.5	2.0	2.0	1.1	1.8	1.7	1.1	1.2	
Reserves / Loans (%)	1.05	1.11	1.01	1.04	1.01	1.00	1.04	1.10	
NCOs / Avg Loans (%)	0.28	0.06	0.05	0.08	0.14	0.11	(0.03)	0.03	

Source: S&P Global Market Intelligence
Note: Financial data shown at bank level

Appendix | *Condensed Consolidated Balance Sheet*

UNAUDITED

(dollars shown in thousands)	Year-Ended December 31, 2016	2017	2018	2019	Q1 2020
Assets					
Cash & Bal. Due from Dep. Inst.	$ 9,088	$ 37,407	$ 34,372	$ 92,922	$ 84,344
Fed Funds Sold & Reverse Repos	-	-	-	-	-
Securities	$ 97,038	$ 86,093	91,665	122,003	146,757
Cash and Cash Equivalents	106,126	123,500	126,037	214,925	231,100
Investment in Non-Bank Subs.	-	-	-	-	-
Gross Loans (HFI & HFS)	546,199	638,634	787,811	725,993	731,093
Loan Loss Reserve	5,742	7,107	7,996	2,474	8,049
Net Loans (HFI & HFS)	540,457	631,527	779,815	723,519	723,044
OREO	4,554	1,935	5,678	7,656	869
Intangible Assets (Incl. MSRs)	-	-	4,416	3,939	3,820
Premises & Fixed Assets	10,871	10,607	20,095	28,217	28,116
Other Assets	25,971	26,891	29,097	33,769	40,683
Total Assets	**687,980**	**794,460**	**965,138**	**1,012,025**	**1,027,632**
Liabilities					
Deposits	$ 505,363	$ 607,364	$ 749,619	$ 821,407	$ 849,536
FHLB Borrowings	95,700	94,300	105,300	65,000	50,000
TruPS	15,465	15,465	21,761	15,465	15,465
Other Borrowings	-	-	5,000	20,744	20,579
Other Liabilities	1,478	2,439	2,980	4,777	8,289
Total Liabilities	**618,005**	**719,568**	**884,659**	**927,393**	**943,869**
Stockholders' Equity					
Preferred Stock	-	-	-	-	-
Common Stock	69,974	74,891	80,479	84,632	83,763
Total Stockholders' Equity	**69,974**	**74,891**	**80,479**	**84,632**	**83,763**
Total Liabilities and Stockholders' Equity	**$ 687,980**	**$ 794,460**	**$ 965,138**	**$ 1,012,025**	**$ 1,027,632**

Source: S&P Global Market Intelligence

Appendix | *Condensed Consolidated Income Statement*

UNAUDITED

(dollars shown in thousands)	Year-Ended December 31, 2016	2017	2018	2019	Q1 2020
Total Interest and Dividend Income	25,389	29,441	43,246	45,227	10,799
Total Interest Expense	4,177	6,087	9,928	13,535	3,087
Net Interest Income	21,212	23,354	33,318	31,692	7,712
Provision for Loan Losses	1,375	1,750	1,225	200	500
Net Interest Income after Provision for Loan Losses	19,837	21,604	32,093	31,492	7,212
Total Noninterest Income	4,676	5,499	6,921	7,251	2,078
Realized Gain on Securities	193	46	(8)	90	28
Total Noninterest Expense	17,099	19,174	26,152	27,700	6,806
Nonrecurring Expense	-	247	3,667	34	-
Pre-Tax Net Income	$ 7,607	$ 7,728	$ 9,187	$ 11,099	$ 2,512
Income Tax Expense	2,013	2,571	1,855	1,683	408
Net Income	$ 5,594	$ 5,157	$ 7,332	$ 9,416	$ 2,104

Source: S&P Global Market Intelligence